FINANCIAL ASSETS AND FINANCIAL LIABILITIES - Netting of Financial Assets (Details) - Amounts due from clearing organizations - HKD ($) $ in Thousands	Dec. 31, 2025	Dec. 31, 2024
Effects of offsetting on the balance sheet
Gross amount	$ 20,396,274	$ 12,038,178
Gross amounts set off in the balance sheet	(14,873,802)	(8,761,115)
Net amounts presented in the balance sheet	5,522,472	3,277,063
Related amounts not offset
Net amount	$ 5,522,472	$ 3,277,063